                                 Exhibit 10.1

----------------------------------------------------------------------------------------------------------------------------------
HEADLANDS                                                        SERVICING CERTIFICATE
MORTGAGE
===================================================================================================================================
Revolving Home Equity Loan LIBOR:                                       5.78125%  Current Collection Period:      01/01/00-01/31/00
Asset-Backed Notes         Margin:                                      0.65000%  P&S Agreement Date:                       12/1/98
Series 1998-2              Class A-1 Note Rate:                         6.43125%  Original Closing Date:                   12/29/98
                           Class A-2 Note Rate:                         6.51000%  Distribution Date:                        2/15/00
                           Class A-3 Note Rate:                         6.67000%  Record Date:                              2/14/00
                           Interest Period 01/18/00 thru 02/14/00:           28   Pool Factor:                           66.8427500%
                           Servicing Fee Rate:                          0.50000%  Initial Class A-1 O/C Amt:           2,041,531.37
                           Class A-1 Premium Fee Rate:                  0.19000%  Initial Class A-2 O/C Amt:           2,430,777.93
                           Class A-2 Premium Fee Rate:                  0.22000%  Initial Class A-3 O/C Amt:           3,312,404.71
                           Class A-3 Premium Fee Rate:                  0.40000%  Class A-1 O/C Amt as of Pmt Date:    4,763,573.17
                           Trustee Fee:                                 0.00750%  Class A-2 O/C Amt as of Pmt Date:    5,394,363.57
                           Class A-1 Weighted Avg Loan Rate:           11.72760%  Class A-3 O/C Amt as of Pmt Date     5,932,406.12
                           Class A-2 Weighted Avg Loan Rate:           11.02677%  Class A-1 WAM:                                210
                           Class A-3 Weighted Avg Loan Rate:           13.44602%  Class A-2 WAM:                                165
                           Total Management Fee                        1,000.00   Class A-3 WAM:                                245
===================================================================================================================================

BALANCES
     Beginning HELOC Pool Balance                                                                                     94,908,424.21
     Beginning Second Lien Pool Balance                                                                               57,586,029.87
     Beginning HLTV Pool Balance                                                                                      39,710,114.88

     Beginning Class A-1 Note Balance -- CUSIP 422093AG9                                                              90,144,851.04
     Beginning Class A-2 Note Balance -- CUSIP 422093AH7                                                              52,348,184.45
     Beginning Class A-3 Note Balance -- CUSIP 422093AJ3                                                              33,922,152.10
     Overcollateralization Amount                                                                                      2,726,515.09
     Overcollateralization Loan Amount                                                                                         0.00

     Ending HELOC Pool Balance                                                                                        92,011,251.75
     Ending Second Lien Pool Balance                                                                                  56,250,006.00
     Ending HLTV Pool Balance                                                                                         39,389,943.86

     Ending Class A-1 Note Balance -- CUSIP 422093AG9                                                                 87,247,678.58
     Ending Class A-2 Note Balance -- CUSIP 422093AH7                                                                 50,855,642.43
     Ending Class A-3 Note Balance -- CUSIP 422093AJ3                                                                 33,457,537.74

     Additional Balances  Class A-1                                                                                    1,353,042.60

     Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                                         0
     Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                                      0.00
     Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                                          0
     Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                                       0.00
     Number of all Subsequent HELOC Mortgage Loans (Current Date)                                                                 0
     Subsequent HELOC Mortgage Loan Asset Balance (Current Date)                                                               0.00
     Number of all SubsequentSecond Lien Mortgage Loans (Current Date)                                                            0
     Subsequent Second Lien Mortgage Loan Asset Balance (Current Date)                                                         0.00
     Number of all Subsequent HLTV Mortgage Loans (Current Date)                                                                  0
     Subsequent HLTV Mortgage Loan Asset Balance (Current Date)                                                                0.00
     Cumulative Number of ALL Subsequent Mortgage Loans                                                                       1,830

        Cumulative Subsequent Mortgage Loan Asset Balance                                                          64,876,717.43

        Beginning Loan Count                                                                                               5,452
        Ending Loan Count                                                                                                  5,344

COLLECTION AMOUNTS Class A-1
  1     Aggregate of All Mortgage Collections (Gross)                                                               5,118,717.20
  2     Total Mortgage Interest Collections (Gross)                                                                   945,781.55
        Servicing Fees (current collection period)                                                                     39,545.18
        Deferred Interest Transfer (DI)                                                                                     0.00
   3a     Mortgage Principal Collections                                                                            4,172,935.65
   3b     Pre-Funded Balance                                                                                                0.00
   3c     Net Liquidation Proceeds                                                                                          0.00
  3     Total Mortgage Principal Collections                                                                        4,172,935.65

        Aggregate of Transfer Deposits                                                                                      0.00

        Investor Loss Amount                                                                                           77,279.41

        Aggregate Investor Loss Reduction Amount                                                                      353,989.95

COLLECTION AMOUNTS Class A-2
  1     Aggregate of All Mortgage Collections (Gross)                                                               1,810,755.66
  2     Total Mortgage Interest Collections (Gross)                                                                   508,912.90
        Servicing Fees (current collection period)                                                                     23,994.18
        Deferred Interest Transfer (DI)                                                                                     0.00
   3a     Mortgage Principal Collections                                                                            1,301,842.76
   3b     Pre-Funded Balance                                                                                                0.00
   3c     Net Liquidation Proceeds                                                                                          0.00
  3     Total Mortgage Principal Collections                                                                        1,301,842.76

        Aggregate of Transfer Deposits                                                                                      0.00

        Investor Loss Amount                                                                                           34,181.11

        Aggregate Investor Loss Reduction Amount                                                                      184,263.08

COLLECTION AMOUNTS Class A-3
  1     Aggregate of All Mortgage Collections (Gross)                                                                 681,398.73
  2     Total Mortgage Interest Collections (Gross)                                                                   404,718.70
        Servicing Fees (current collection period)                                                                     16,545.88
        Deferred Interest Transfer (DI)                                                                                     0.00
   3a     Mortgage Principal Collections                                                                              276,680.03
   3b     Pre-Funded Balance                                                                                                0.00
   3c     Net Liquidation Proceeds                                                                                          0.00
3      Total Mortgage Principal Collections                                                                           276,680.03

       Aggregate of Transfer Deposits                                                                                       0.00

       Investor Loss Amount                                                                                            43,490.99

       Aggregate Investor Loss Reduction Amount                                                                       516,604.38

TOTAL COLLECTION AMOUNT
  1     Aggregate of All Mortgage Collections (Gross)                                                               7,610,871.59
  2     Total Mortgage Interest Collections (Gross)                                                                 1,859,413.15
        Servicing Fees (current collection period)                                                                     80,085.24
        Deferred Interest Transfer (DI)                                                                                     0.00
   3a     Mortgage Principal Collections                                                                            5,751,458.44
   3b     Insurance Proceeds                                                                                                0.00

     3c  Net Liquidation Proceeds                                                                                       0.00
3        Total Mortgage Principal Collections                                                                   5,751,458.44
         Aggregate of Transfer Deposits                                                                                 0.00
         Investor Loss Amount                                                                                     154,951.51
         Aggregate Investor Loss Reduction Amount                                                               1,054,857.41

         Class A-1 Net Interest Collection                                                                        906,236.37
         Class A-2 Net Interest Collection                                                                        484,918.72
         Class A-3 Net Interest Collection                                                                        388,172.82

DISTRIBUTION AMOUNTS Class A-1
         Class A-1 Note Interest 8.6 (d)(iv)                                                                      450,912.06
         Class A-1 Note Unpaid Interest Shortfall (current cycle)                                                       0.00
         Class A-1 Note Reserve Fund Amount                                                                       362,686.25
         Investor Loss Amount                                                                                      77,279.41
         Previous Investor Loss Amount                                                                                  0.00
         Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                               14,272.93
         Credit Enhancer Reimbursement                                                                                  0.00
         Accelerated Principal Distribution Amount                                                                      0.00
         Spread Account Deposit                                                                                         0.00
         Indenture Trustee Fee 8.6 (d)(i)                                                                             563.41
         Management Fee 8.6 (d)(iii)                                                                                  522.32
         Payment to Servicer                                                                                            0.00
         Deferred Interest                                                                                              0.00
         Remaining Amount to Transferor                                                                                 0.00
         Total Certificateholders Distribution Allocable to Interest                                              906,236.38

         Maximum Principal Payment                                                                              2,819,893.05
         Scheduled Principal Collection Payment ((x)the excess of Max Prin Pymt (y) the HELOC Pool O/C
         Redctin Amt) 8.6(d)(v)                                                                                         0.00
         Accelerated Principal Distribution Amount                                                                      0.00
         Loan Loss                                                                                                 77,279.41
         HELOC Overcollateralization Deficit 8.6 (d)(vi)                                                                0.00
         Total Certificateholders Distribution Allocable to Principal                                           2,897,172.46

DISTRIBUTION AMOUNTS Class A-2
         Class A-2 Note Interest 8.6 (d)(iv)                                                                      283,988.90
         Class A-2 Note Unpaid Interest Shortfall (current cycle)                                                       0.00
         Class A-2 Note Reserve Fund Amount                                                                             0.00
         Investor Loss Amount                                                                                      34,181.11
         Previous Investor Loss Amount                                                                                  0.00
         Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                9,597.17
         Credit Enhancer Reimbursement                                                                                  0.00
         Accelerated Principal Distribution Amount                                                                156,518.15
         Spread Account Deposit                                                                                         0.00
         Indenture Trustee Fee 8.6 (d)(i)                                                                             327.18
         Management Fee 8.6 (d)(iii)                                                                                  306.22
         Payment to Servicer                                                                                            0.00
         Deferred Interest                                                                                              0.00
         Remaining Amount to Transferor                                                                                 0.00
         Total Certificateholders Distribution Allocable to Interest                                              484,918.72

         Maximum Principal Payment                                                                              1,301,842.76
         Scheduled Principal Collection Payment ((x)the excess of Max Prin Pymt (y) the Second Pool O/C
         Redctin Amt) 8.6(d)(v)                                                                                         0.00
         Accelerated Principal Distribution Amount                                                                156,518.15
         Loan Loss                                                                                                 34,181.11
         Second Lien Overcollateralization Deficit 8.6 (d)(vi)                                                          0.00
         Total Certificateholders Distribution Allocable to Principal                                           1,492,542.02

DISTRIBUTION AMOUNTS Class A-3
         Class A-3 Note Interest 8.6 (d)(iv)                                                                      188,550.63
         Class A-3 Note Unpaid Interest Shortfall (current cycle) 5.01(i)                                               0.00
         Class A-3 Note Reserve Fund Amount                                                                             0.00
         Investor Loss Amount 5.01(iii)                                                                            43,490.99
         Previous Investor Loss Amount 5.01(iv)                                                                         0.00
         Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                               11,307.38
         Credit Enhancer Reimbursement 5.01(vi)                                                                         0.00
         Accelerated Principal Distribution Amount 5.01(vii)  Additional 3.00 to correct error from 2/99          144,443.34
         Spread Account Deposit 5.01(viii)                                                                              0.00
         Indenture Trustee Fee 8.6 (d)(i)                                                                             212.01
         Management Fee 8.6 (d)(iii)                                                                                  171.46
         Payment to Servicer per Section 7.03 5.01 (x)                                                                  0.00
         Deferred Interest 5.01 (xi)                                                                                    0.00
         Remaining Amount to Transferor 5.01 (xii)                                                                      0.00
         Total Certificateholders Distribution Allocable to Interest                                              388,175.82

         Maximum Principal Payment                                                                                276,680.03
         Scheduled Principal Collection Payment                                                                         0.00
         Accelerated Principal Distribution Amount                                                                144,443.34
         Loan Loss                                                                                                 43,490.99
         HLTV Lien Overcollateralization Deficit 8.6 (d)(vi)                                                            0.00
         Total Certificateholders Distribution Allocable to Principal                                             464,614.36

TOTAL DISTRIBUTION AMOUNT
         Class A Note Interest 8.6 (d)(iv)                                                                        923,451.59
         Class A Note Unpaid Interest Shortfall (current cycle) 5.01(i)                                                 0.00
         Class A Note Reserve Fund Amount                                                                         362,686.25
         Investor Loss Amount  5.01(iii)                                                                          154,951.51
         Previous Investor Loss Amount 5.01(iv)                                                                         0.00
         Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                               35,177.49
         Credit Enhancer Reimbursement 5.01(vi)                                                                         0.00
         Accelerated Principal Distribution Amount 5.01(vii)                                                      300,961.49
         Spread Account Deposit 5.01(viii)                                                                              0.00
         Indenture Trustee Fee 8.6 (d)(i)                                                                           1,102.59
         Management Fee 8.6 (d)(iii)                                                                                1,000.00
         Payment to Servicer per Section 7.03 5.01 (x)                                                                  0.00
         Deferred Interest 5.01 (xi)                                                                                    0.00
         Remaining Amount to Transferor 5.01 (xii)                                                                      0.00
         Total Certificateholders Distribution Allocable to Interest                                            1,779,330.92

         Maximum Principal Payment                                                                              4,398,415.84
         Scheduled Principal Collection Payment                                                                         0.00
         Accelerated Principal Distribution Amount                                                                300,961.49
         Loan Loss                                                                                                154,951.51
         Overcollateralization Deficit 8.6 (d)(vi)                                                                      0.00
         Total Certificateholders Distribution Allocable to Principal                                           4,854,328.84


LOSSES/RETRANSFERS
         Unpaid Class A-1 Note Interest Shortfall Due (From Previous Distributions)                                     0.00
         Unpaid Class A-2 Note Interest Shortfall Due (From Previous Distributions)                                     0.00
         Unpaid Class A-3 Note Interest Shortfall Due (From Previous Distributions)                                     0.00
         Interest Earned on Shortfall @ applicable Certificate Rate                                                     0.00
         Investor Loss Reduction Amount (From Previous Distributions)                                                   0.00

DISTRIBUTION TO CERTIFICATEHOLDERS (PER CERTIFICATE WITH A $1,000 DENOMINATION)
Class A-1
         Total Class A-1 Note Distribution Amount Allocable to Interest                                 3.3634953
         Interest Distribution Amount                                                                   3.3634953
         Unpaid Note Interest Shortfall Included in Current Distribution                                0.0000000
         Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                0.0000000

         Total Class A-1 Note Distribution Amount Allocable to Principal                               21.6109232
         Maximum Principal Payment                                                                     21.0344717
         Scheduled Principal Collections Payment                                                        0.0000000
         Loan Loss                                                                                      0.5764515
         Accelerated Principal Distribution Amount                                                      0.0000000


Class A-2
         Total Class A-2 Note Distribution Amount Allocable to Interest                                 3.6133132
         Interest Distribution Amount                                                                   3.6133132
         Unpaid Note Interest Shortfall Included in Current Distribution                                0.0000000
         Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                0.0000000


         Total Class A-2 Note Distribution Amount Allocable to Principal                               18.9902553
         Maximum Principal Payment                                                                     16.5639064
         Scheduled Principal Collections Payment                                                        0.0000000
         Loan Loss                                                                                      0.4349010
         Accelerated Principal Distribution Amount                                                      1.9914479


Class A-3
         Total Class A-3 Note Distribution Amount Allocable to Interest                                 4.2844954
         Interest Distribution Amount                                                                   4.2844954
         Unpaid Note Interest Shortfall Included in Current Distribution                                0.0000000
         Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                0.0000000


         Total Class A-3 Note Distribution Amount Allocable to Principal                               10.5575786
         Maximum Principal Payment                                                                      6.2870875
         Scheduled Principal Collections Payment                                                        0.0000000
         Loan Loss                                                                                      0.9882595
         Accelerated Principal Distribution Amount                                                      3.2822316


         Reimbursed Investor Loss Reduction Amounts Included in Current Distribution                    0.0000000
         Investor Loss Reduction Amounts after Current Distribution (carryover)                         0.0000000

         Total Interest Amount Distributed to Class A Certificateholder                                11.2613038
         Total Principal Amount Distributed to Class A Certificateholder                               51.1587570

         Credit Enhancement Draw Amount                                                                      0.00

DELINQUENCIES/FORECLOSURES

Class A-1
         Number of Mortgages 30 to 59 Days Delinquent                                                          31
         Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                          1,648,811.34
         Number of Mortgages 60 to 89 Days Delinquent                                                          11
         Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                            328,313.92
         Number of Mortgages 90 to 179 Days Delinquent                                                          4
         Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                            88,668.05
         Number of Mortgages 180 or more Days Delinquent                                                        0


           Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                    0.00
           Number of Mortgage Loans in Foreclosure                                                     6
           Aggregate Principal Balances of Mortgage Loans in Foreclosure                      330,084.64

           Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                0.00
           Aggregate Trust Balances of any Liquidated Loans in the Current Month                    0.00

Class A-2
           Number of Mortgages 30 to 59 Days Delinquent                                               35
           Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent               1,298,041.15
           Number of Mortgages 60 to 89 Days Delinquent                                                2
           Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                  97,455.83
           Number of Mortgages 90 to 179 or more Days Delinquent                                       2
           Aggregate Principal Balances of Mortgages 90 to 179 or more Days Delinquent         57,668.79
           Number of Mortgages 180 or more Days Delinquent                                             2
           Aggregate Principal Balances of Mortgages 180 or more Days Delinquent               62,628.70
           Number of Mortgage Loans in Foreclosure                                                     9
           Aggregate Principal Balances of Mortgage Loans in Foreclosure                      414,261.86

           Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                0.00
           Aggregate Trust Balances of any Liquidated Loans in the Current Month                    0.00

Class A-3
           Number of Mortgages 30 to 59 Days Delinquent                                               38
           Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent               1,490,264.57
           Number of Mortgages 60 to 89 Days Delinquent                                               11
           Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                 415,317.34
           Number of Mortgages 90 to 179 or more Days Delinquent                                       6
           Aggregate Principal Balances of Mortgages 90 to 179 or more Days Delinquent        195,964.18
           Number of Mortgages 180 or more Days Delinquent                                             4
           Aggregate Principal Balances of Mortgages 180 or more Days Delinquent              156,223.94
           Number of Mortgage Loans in Foreclosure                                                    22
           Aggregate Principal Balances of Mortgage Loans in Foreclosure                      720,202.86

           Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                0.00
           Aggregate Trust Balances of any Liquidated Loans in the Current Month                    0.00

TOTAL DELINQUENCIES/FORECLOSURES

           Number of Mortgages 30 to 59 Days Delinquent                                              104
           Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent               4,437,117.06
           Number of Mortgages 60 to 89 Days Delinquent                                               24
           Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                 841,087.09
           Number of Mortgages 90 to 179 or more Days Delinquent                                      12
           Aggregate Principal Balances of Mortgages 90 to 179 or more Days Delinquent        342,301.02
           Number of Mortgages 180 or more Days Delinquent                                             6
           Aggregate Principal Balances of Mortgages 180 or more Days Delinquent              218,852.64
           Number of Mortgage Loans in Foreclosure                                                    37
           Aggregate Principal Balances of Mortgage Loans in Foreclosure                    1,464,549.36

           Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                0.00
           Aggregate Trust Balances of any Liquidated Loans in the Current Month                    0.00
========================================================================================================

PRE-FUNDED ACCOUNT ACTIVITY

           Beginning Balance Pre-Funded Account                                                     0.00
           Remaining Amount for Distribution to Classes                                             0.00
           Withdrawal for Subsequent Loan Purchase:                                                 0.00
           Ending Balance Pre-Funded Account                                                        0.00
           Pre-Funding Period: From Closing Date thru the 2/15/99

RESERVE FUND ACTIVITY

           Class A-1 Reserve Fund Beginning Balance                                           2,508,871.93
           Class A-1 Reserve Fund Deposit/Withdrawal                                            362,686.25
           Class A-1 Reserve Fund Ending Balance                                              2,871,558.18

           Class A-2 Reserve Fund Beginning Balance                                                   0.00
           Class A-2 Reserve Fund Deposit/Withdrawal                                                  0.00
           Class A-2 Reserve Fund Ending Balance                                                      0.00

           Class A-3 Reserve Fund Beginning Balance                                                   0.00
           Class A-3 Reserve Fund Deposit/Withdrawal                                                  0.00
           Class A-3 Reserve Fund Ending Balance                                                      0.00

CROSSOVER ACTIVITY
           Class A-1 Activity This Distribution                                                       0.00
           Class A-2 Activity This Distribution                                                       0.00
           Class A-3 Activity This Distribution                                                       0.00

           OFFICER'S CERTIFICATE
           All Computations reflected in this Servicer Certificates were made in conformity with the Pooling and Servicing Agreement.

           The Attached Servicing Certificate is true and correct in all material respects.

           ____________________________________________________
           A Servicing Officer     Teri Martina

====================================================================================================================================
              HEADLANDS                        STATEMENT TO NOTEHOLDERS
              MORTGAGE
====================================================================================================================================
Revolving Home Equity Loan         LIBOR:                             5.78125%    Current Collection Period:    01/01/00-01/31/00
Asset-Backed Notes                 Margin:                            0.65000%    P&S Agreement Date:                     12/1/98

Series 1998-2                      Class A-1  Note Rate:              6.43125%    Original Closing Date:                 12/29/98
                                   Class A-2  Note Rate:              6.51000%    Distribution Date:                      2/15/00
                                   Class A-3  Note Rate:              6.67000%    Record Date:                            2/14/00
                                   Interest Period  01/18/00 thru          28     Pool Factor:                         66.8427500%
                                   2/14/00:
====================================================================================================================================



          BALANCES
          Beginning HELOC Pool Balance                                                            94,908,424.21
          Beginning Second Lien Pool Balance                                                      57,586,029.87
          Beginning HLTV Pool Balance                                                             39,710,114.88

          Beginning Class A-1 Note Balance -- CUSIP  422093AG9                                    90,144,851.04
          Beginning Class A-2 Note Balance -- CUSIP  422093AH7                                    52,348,184.45
          Beginning Class A-3 Note Balance -- CUSIP  422093AJ3                                    33,922,152.10

          Ending HELOC Pool Balance                                                               92,011,251.75
          Ending Second Lien Pool Balance                                                         56,250,006.00
          Ending HLTV Pool Balance                                                                39,389,943.86
          Ending Class A-1 Note Balance -- CUSIP  422093AG9                                       87,247,678.58
          Ending Class A-2 Note Balance -- CUSIP  422093AH7                                       50,855,642.43
          Ending Class A-3 Note Balance -- CUSIP  422093AJ3                                       33,457,537.74


          Additional Balances  Class A-1                                                           1,353,042.60

          Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                0
          Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                             0.00
          Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                 0
          Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)              0.00
          Number of all Subsequent HELOC Mortgage Loans (Current Date)                                        0
          Subsequent HELOC Mortgage Loan Asset Balance (Current Date)                                      0.00
          Number of all SubsequentSecond Lien Mortgage Loans (Current Date)                                   0
          Subsequent Second Lien Mortgage Loan Asset Balance (Current Date)                                0.00
          Number of all Subsequent HLTV Mortgage Loans (Current Date)                                         0

          Subsequent HLTV Mortgage Loan Asset Balance (Current Date)                                       0.00
          Cumulative Number of ALL Subsequent Mortgage Loans                                               1830
          Cumulative Subsequent Mortgage Loan Asset Balance                                       64,876,717.43


          Beginning Loan Count                                                                            5,452
          Ending Loan Count                                                                               5,344


COLLECTION AMOUNTS Class A-1
          Aggregate of All Mortgage Collections                                                    5,079,172.02
          Total Mortgage Interest Collections                                                        945,781.55
          Servicing Fees (current collection period)                                                 (39,545.18)
             Mortgage Principal Collections                                                        4,172,935.65
             Pre-Funded Balance                                                                            0.00
                                                                                                           0.00
          Total Mortgage Principal Collections                                                     4,172,935.65

COLLECTION AMOUNTS Class A-2
           Aggregate of All Mortgage Collections                                           1,786,761.48
           Total Mortgage Interest Collections                                               508,912.90
           Servicing Fees (current collection period)                                        (23,994.18)
             Mortgage Principal Collections                                                1,301,842.76
             Pre-Funded Balance                                                                    0.00
                                                                                                   0.00
           Total Mortgage Principal Collections                                            1,301,842.76

COLLECTION AMOUNTS Class A-3
           Aggregate of All Mortgage Collections                                             664,852.85
           Total Mortgage Interest Collections                                               404,718.70
           Servicing Fees (current collection period)                                        (16,545.88)
             Mortgage Principal Collections                                                  276,680.03
             Pre-Funded Balance                                                                    0.00
                                                                                                   0.00
           Total Mortgage Principal Collections                                              276,680.03

TOTAL COLLECTION AMOUNT
           Aggregate of All Mortgage Collections                                           7,610,871.59
           Total Mortgage Interest Collections                                             1,859,413.15
             Mortgage Principal Collections                                                5,751,458.44
             Pre-Funded Balance                                                                    0.00

           Total Mortgage Principal Collections                                            5,751,458.44



DISTRIBUTION AMOUNTS Class A-1
           Class A-1 Note  Interest                                                          450,912.06
           Class A-1 Note  Unpaid Interest Shortfall (current cycle)                               0.00
           Class A-1 Note  Reserve Fund Amount                                               362,686.25

           Maximum Principal Payment                                                       2,819,893.05
           Scheduled Principal Collection                                                          0.00
           Accelerated Principal Distribution Amount                                               0.00
           Loan Loss                                                                          77,279.41
           HELOC Overcollateralization Deficit                                                     0.00
           Total Certificateholders Distribution Allocable to                              2,897,172.46
           Principal

DISTRIBUTION AMOUNTS Class A-2
           Class A-2 Note  Interest                                                          283,988.90
           Class A-2 Note  Unpaid Interest Shortfall (current cycle)                               0.00
           Class A-2 Note  Reserve Fund Amount                                                     0.00

           Maximum Principal Payment                                                       1,301,842.76
           Scheduled Principal Collection                                                          0.00
           Accelerated Principal Distribution Amount                                         156,518.15
           Loan Loss                                                                          34,181.11
           HELOC Overcollateralization Deficit                                                     0.00
           Total Certificateholders Distribution Allocable to                              1,492,542.02
           Principal

DISTRIBUTION AMOUNTS Class A-3
           Class A-3 Note Interest                                                           188,550.63
           Class A-3 Note Unpaid Interest Shortfall (current cycle)                                0.00
           Class A-3 Note Reserve Fund Amount                                                      0.00

           Maximum Principal Payment                                                                 276,680.03
           Scheduled Principal Collection Payment                                                          0.00
           Accelerated Principal Distribution Amount                                                 144,443.34
           Loan Loss                                                                                  43,490.99
           HLTV Lien Overcollateralization Deficit                                                         0.00
           Total Certificateholders Distribution Allocable to Principal                              464,614.36


TOTAL DISTRIBUTION AMOUNT
           Class A Note Interest                                                                     923,451.59
           Class A Note Unpaid Interest Shortfall (current cycle)                                          0.00
           Class A Note Reserve Fund Amount                                                          362,686.25

           Maximum Principal Payment                                                               4,398,415.84
           Scheduled Principal Collection Payment/bal                                                      0.00
           Accelerated Principal Distribution Amount                                                 300,961.49
           Overcollateralization Deficit                                                                   0.00
           Total Certificateholders Distribution Allocable to Principal                            4,699,377.33
           Principal

  LOSSES/RETRANSFERS

           Unpaid Class A-1 Note Interest Shortfall Due (From Previous Distributions)                      0.00
           Unpaid Class A-2 Note Interest Shortfall Due (From Previous Distributions)                      0.00
           Unpaid Class A-3 Note Interest Shortfall Due (From Previous Distributions)                      0.00
           Interest Earned on Shortfall @ applicable Certificate Rate                                      0.00
           Investor Loss Reduction Amount (From Previous Distributions)                                    0.00

DISTRIBUTION TO CERTIFICATEHOLDERS (PER CERTIFICATE WITH A $1,000 DENOMINATION)

Class A-1
           Total Class A-1 Note Distribution Amount Allocable to Interest                             3.3634953
           Interest Distribution Amount                                                               3.3634953
           Unpaid Note Interest Shortfall Included in Current Distribution                            0.0000000
           Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)            0.0000000

           Total Class A-1 Note Distribution Amount Allocable to Principal                           21.6109232
           Maximum Principal Payment                                                                 21.0344717
           Scheduled Principal Collections Payment                                                    0.0000000
           Loan Loss                                                                                  0.5764515
           Accelerated Principal Distribution Amount                                                  0.0000000

Class A-2
           Total Class A-2 Note Distribution Amount Allocable to Interest                             3.6133132
           Interest Distribution Amount                                                               3.6133132
           Unpaid Note Interest Shortfall Included in Current Distribution                            0.0000000
           Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)            0.0000000

           Total Class A-2 Note Distribution Amount Allocable to Principal                           18.9902553
           Maximum Principal Payment                                                                 16.5639064
           Scheduled Principal Collections Payment                                                    0.0000000
           Loan Loss                                                                                  0.4349010
           Accelerated Principal Distribution Amount                                                  1.9914479

Class A-3
         Total Class A-3 Note Distribution Amount Allocable to Interest                                 4.2844954
         Interest Distribution Amount                                                                   4.2844954
         Unpaid Note Interest Shortfall Included in Current Distribution                                0.0000000
         Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                0.0000000

         Total Class A-3 Note Distribution Amount Allocable to Principal                               10.5575786
         Maximum Principal Payment                                                                      6.2870875
         Scheduled Principal Collections Payment                                                        0.0000000
         Loan Loss                                                                                      0.9882595
         Accelerated Principal Distribution Amount                                                      3.2822316


         Reimbursed Investor Loss Reduction Amounts Included in Current Distribution                    0.0000000
         Investor Loss Reduction Amounts after Current Distribution (carryover)                         0.0000000

         Total Interest Amount Distributed to Class A Certificateholder                                11.2613038
         Total Principal Amount Distributed to Class A Certificateholder                               51.1587570

         Credit Enhancement Draw Amount                                                                         0

DELINQUENCIES/FORECLOSURES
Class A-1
         Number of Mortgages 31 to 60 Days Delinquent                                                          31
         Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                          1,648,811.34

         Number of Mortgages 61 to 90 Days Delinquent                                                          11
         Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                            328,313.92
         Number of Mortgages 90 to 180 Days Delinquent                                                          4
         Aggregate Principal Balances of Mortgages 91 to 180 Days Delinquent                            88,668.05
         Number of Mortgages 181 or more Days Delinquent                                                        0
         Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                               0.00
         Number of Mortgage Loans in Foreclosure                                                                6
         Aggregate Principal Balances of Mortgage Loans in Foreclosure                                 330,084.64

         Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                           0.00
         Aggregate Trust Balances of any Liquidated Loans in the Current Month                               0.00

Class A-2
         Number of Mortgages 31 to 60 Days Delinquent                                                          35
         Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                          1,298,041.15
         Number of Mortgages 61 to 90 Days Delinquent                                                           2
         Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                             97,455.83
         Number of Mortgages 91 to 180 Days Delinquent                                                          2
         Aggregate Principal Balances of Mortgages 91 to 180 Days Delinquent                            57,668.79
         Number of Mortgages 181 or more Days Delinquent                                                        2
         Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                          62,628.70
         Number of Mortgage Loans in Foreclosure                                                                9
         Aggregate Principal Balances of Mortgage Loans in Foreclosure                                 414,261.86

         Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                           0.00
         Aggregate Trust Balances of any Liquidated Loans in the Current Month                               0.00

 Class A-3
         Number of Mortgages 31 to 60 Days Delinquent                                                          38
         Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                          1,490,264.57
         Number of Mortgages 61 to 90 Days Delinquent                                                          11
         Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                            415,317.34

     Number of Mortgages 91 to 180 or more Days Delinquent                                                     6
     Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                      195,964.18
     Number of Mortgages 181 or more Days Delinquent                                                           4
     Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                            156,223.94
     Number of Mortgage Loans in Foreclosure                                                                  22
     Aggregate Principal Balances of Mortgage Loans in Foreclosure                                    720,202.86

     Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                              0.00
     Aggregate Trust Balances of any Liquidated Loans in the Current Month                                  0.00

TOTAL DELINQUENCIES/FORECLOSURES
     Number of Mortgages 31 to 60 Days Delinquent                                                            104
     Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                             4,437,117.06
     Number of Mortgages 61 to 90 Days Delinquent                                                             24
     Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                               841,087.09
     Number of Mortgages 91 to 180 or more Days Delinquent                                                    12
     Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                      342,301.02
     Number of Mortgages 181 or more Days Delinquent                                                           6
     Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                            218,852.64
     Number of Mortgage Loans in Foreclosure                                                                  37
     Aggregate Principal Balances of Mortgage Loans in Foreclosure                                  1,464,549.36

     Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                              0.00
     Aggregate Trust Balances of any Liquidated Loans in the Current Month                                  0.00
================================================================================================================

     Class A-1 Note Rate For Next Distribution         LIBOR        tbd                             #VALUE!

PRE-FUNDED ACCOUNT ACTIVITY
     Beginning Balance Pre Funding Account                                                                  0.00
     Remaining Amount for Distribution to Classes                                                           0.00
     Withdrawal for Subsequent Loan Purchase:                                                               0.00
     Ending Balance Pre Funding Account                                                                     0.00
     Pre-Funding Period: From Closing Date thru the 2/15/99

RESERVE FUND ACTIVITY

     Class A-1 Reserve Fund Beginning Balance                                                       2,508,871.93
     Class A-1 Reserve Fund Deposit/Withdrawal                                                        362,686.25
     Class A-1 Reserve Fund Ending Balance                                                          2,871,558.18

     Class A-2 Reserve Fund Beginning Balance                                                               0.00
     Class A-2 Reserve Fund Deposit/Withdrawal                                                              0.00
     Class A-2 Reserve Fund Ending Balance                                                                  0.00

     Class A-3 Reserve Fund Beginning Balance                                                               0.00
     Class A-3 Reserve Fund Deposit/Withdrawal                                                              0.00
     Class A-3 Reserve Fund Ending Balance                                                                  0.00